IFRS 9 Transition Impact Analysis	3 Months Ended
Jun. 30, 2018
IFRS 9 Transition Impact Analysis [Abstract]
Explanation of initial application of IFRS 9 [text block]

IFRS 9 Transition Impact Analysis

The purpose of this section is to describe the key aspects of the changes following the adoption of IFRS 9 with regards to classification and measurement and impairment as well as to provide an overview of the impact on key ratios, regulatory capital, Total Shareholders’ Equity and Risk Weighted Assets (RWA) at Deutsche Bank. This section provides a movement analysis from IAS 39 reported numbers as included in the Deutsche Bank Annual Report 2017 to IFRS 9 numbers as adopted from January 1, 2018. Further information on the implementation of IFRS 9 can be found in Deutsche Bank's IFRS 9 Transition Report published on April 19, 2018.

The transition rules of IFRS 9 do not require a retrospective application to prior periods, accordingly the initial adoption effect is reflected in the opening balance of Shareholders’ equity for the financial year 2018. Comparative periods in the notes in the following chapters of this report are presented in the structure according to IAS 39.

Classification and Measurement Implementation

IFRS 9 requires the classification of financial assets to be determined based on both the business model used for managing the financial assets and the contractual cash flow characteristics of the financial asset (also known as SPPI). There was no change from IAS 39 to IFRS 9 for the classification and measurement of financial liabilities.

Business Model

There are three business models available under IFRS 9:

  Hold to Collect - Financial assets held with the objective to collect contractual cash flows.
  Hold to Collect and Sell - Financial assets held with the objective of both collecting contractual cash flows and selling financial assets.
  Other - Financial assets held with trading intent or that do not meet the criteria of either “Hold to collect” or “Hold to collect and sell”.

The assessment of business model requires judgment based on facts and circumstances at the date of the assessment. Deutsche Bank has considered quantitative factors (e.g., the expected frequency and volume of sales) and qualitative factors such as how the performance of the business model and the financial assets held within that business model are evaluated and reported to Deutsche Bank’s key management personnel; the risks that affect the performance of the business model and the financial assets held within that business model, in particular, the way in which those risks are managed; and how managers of the business are compensated (e.g., whether the compensation is based on the fair value of the assets managed or on the contractual cash flows collected).

Solely Payments of Principal and Interest (SPPI)

If a financial asset is held in either a Hold to Collect or a Hold to Collect and Sell business model, then an assessment to determine whether contractual cash flows are solely payments of principal and interest on the principal amount outstanding at initial recognition is required to determine the classification.

Contractual cash flows, that are SPPI on the principal amount outstanding, are consistent with a basic lending arrangement. Interest is consideration for the time value of money and the credit risk associated with the principal amount outstanding during a particular period of time. It can also include consideration for other basic lending risks (e.g., liquidity risk) and costs (e.g., administrative costs) associated with holding the financial asset for a particular period of time; and a profit margin that is consistent with a basic lending arrangement.

Financial Assets at Amortized Cost

A financial asset is classified and subsequently measured at amortized cost, unless designated under the fair value option, if the financial asset is held in a Hold to Collect business model and the contractual cash flows are SPPI.

Under this measurement category, the financial asset is measured at fair value at initial recognition minus the principal repayments, plus or minus the cumulative amortization using the effective interest method of any difference between that initial amount and the maturity amount and adjusted for any impairment allowance.

Financial Assets at Fair Value through Other Comprehensive Income

A financial asset shall be classified and measured at fair value through other comprehensive income (FVOCI), unless designated under the fair value option, if the financial asset is held in a Hold to Collect and Sell business model and the contractual cash flows are SPPI.

Under FVOCI, a financial asset is measured at its fair value with any movements being recognized in Other Comprehensive Income (OCI) and is assessed for impairment under the new ECL model. The foreign currency translation effect for FVOCI assets is recognized in profit or loss, as is the interest component by using the effective interest method. The amortization of premiums and accretion of discount are recorded in net interest income. Realized gains and losses are reported in net gains (losses) on financial assets at FVOCI. Generally, the weighted-average cost method is used to determine the cost of FVOCI financial assets.

It is possible to designate non trading equity instruments as FVOCI. However, this category is expected to have limited usage by the Group and has not been used to date.

Financial Assets at Fair Value through Profit and Loss

Any financial asset that is held for trading or that does not fall into the Hold to Collect nor Hold to Collect and Sell business models shall be assigned into the Other business model and is measured at fair value through profit or loss (FVTPL).

Additionally, any instrument for which the contractual cash flow characteristics are not SPPI must be measured at FVTPL; even if held in a Hold to Collect or Hold to Collect and Sell business model.

Financial instruments are included in the Other business model and held for trading if they have been originated, acquired or incurred principally for the purpose of selling or repurchasing them in the near term, or they form part of a portfolio of identified financial instruments that are managed together and for which there is evidence of a recent actual pattern of short-term profit-taking. Trading assets include debt and equity securities, derivatives held for trading purposes, commodities and trading loans. Trading liabilities consist primarily of derivative liabilities and short positions.

Financial Assets Designated at Fair Value through Profit or Loss

At initial recognition, Deutsche Bank may irrevocably designate a financial asset that would otherwise be measured subsequently at amortized cost or FVOCI, as measured at FVTPL, if such designation eliminates or significantly reduces a recognition and measurement inconsistency (i.e. accounting mismatch) that would otherwise arise from measuring assets or liabilities or recognizing the gains or losses on a different basis.

Impairment Implementation

The impairment requirements of IFRS 9 apply to all debt instruments that are measured at amortized cost or FVOCI, and to off balance sheet lending commitments such as loan commitments and financial guarantees (hereafter collectively referred to as “Financial Assets”). This contrasts to the IAS 39 impairment model which was not applicable to loan commitments and financial guarantee contracts, as these were instead covered by International Accounting Standard 37: “Provisions, Contingent Liabilities and Contingent Assets” (IAS 37).

The determination of impairment losses and allowance moves from an incurred credit loss model whereby credit losses are recognized when a defined loss event occurs under IAS 39, to an expected credit loss model under IFRS 9, where provisions are taken upon initial recognition of the Financial Asset, based on expectations of potential credit losses at the time of initial recognition. Under IFRS 9, the Group first evaluates individually whether objective evidence of impairment exists for loans that are individually significant. It then collectively assesses loans that are not individually significant and loans which are significant but for which there is no objective evidence of impairment available under the individual assessment.

Staged Approach to the Determination of Expected Credit Losses

IFRS 9 introduces a three stage approach to impairment for Financial Assets that are performing at the date of origination or purchase. This approach is summarized as follows:

  Stage 1: The Group recognizes a credit loss allowance at an amount equal to 12-month expected credit losses. This represents the portion of lifetime expected credit losses from default events that are expected within 12 months of the reporting date, assuming that credit risk has not increased significantly after initial recognition.
  Stage 2: The Group recognizes a credit loss allowance at an amount equal to lifetime expected credit losses (LTECL) for those Financial Assets which are considered to have experienced a significant increase in credit risk since initial recognition. This requires the computation of ECL based on lifetime probability of default (LTPD) that represents the probability of default occurring over the remaining lifetime of the Financial Asset. Allowance for credit losses are higher in this stage because of an increase in credit risk and the impact of a longer time horizon being considered compared to 12 months in Stage 1.
  Stage 3: The Group recognizes a loss allowance at an amount equal to lifetime expected credit losses, reflecting a Probability of Default (PD) of 100%, via the recoverable cash flows for the asset, for those Financial Assets that are credit-impaired. The Group’s definition of default is aligned with the regulatory definition. The treatment of loans in Stage 3 remains substantially the same as the treatment of impaired loans under IAS 39 except for homogeneous portfolios.

Financial Assets that are credit-impaired upon initial recognition are categorized within Stage 3 with a carrying value already reflecting the lifetime expected credit losses. The accounting treatment for these purchased or originated credit-impaired (POCI) assets is discussed further below.

Significant Increase in Credit Risk

Under IFRS 9, when determining whether the credit risk (i.e., risk of default) of a Financial Asset has increased significantly since initial recognition, the Group considers reasonable and supportable information that is relevant and available without undue cost or effort. This includes quantitative and qualitative information based on the Group’s historical experience, credit risk assessment and forward-looking information (including macro-economic factors). The assessment of significant credit deterioration is key in determining when to move from measuring an allowance based on 12-month ECLs to one that is based on lifetime ECLs (i.e., Stage 1 to Stage 2). The Group’s framework aligns with the internal CRM process and covers rating related and process related indicators.

Credit Impaired Financial Assets in Stage 3

The Group has aligned its definition of credit impaired under IFRS 9 to when a Financial Asset has defaulted for regulatory purposes, according to the Capital Requirements Regulation (CRR) under Art. 178.

The determination of whether a Financial Asset is credit impaired focusses exclusively on default risk, without taking into consideration the effects of credit risk mitigants such as collateral or guarantees. Specifically, a Financial Asset is credit impaired and in Stage 3 when:

  The Group considers the obligor is unlikely to pay its credit obligations to the Group. Determination may include forbearance actions, where a concession has been granted to the borrower or economic or legal reasons that are qualitative indicators of credit impairment; or
  Contractual payments of either principal or interest by the obligor are past due by more than 90 days.

For Financial Assets considered to be credit impaired, the ECL allowance covers the amount of loss the Group is expected to suffer. The estimation of ECLs is done on a case-by-case basis for non-homogeneous portfolios, or by applying portfolio based parameters to individual Financial Assets in these portfolios via the Group’s ECL model for homogeneous portfolios.

Forecasts of future economic conditions when calculating ECLs are considered. The lifetime expected losses are estimated based on the probability-weighted present value of the difference between 1) the contractual cash flows that are due to the Group under the contract; and 2) the cash flows that the Group expects to receive.

A Financial Asset can be classified as in default but without an allowance for credit losses (i.e., no impairment loss is expected). This may be due to the value of collateral. The Group’s engine based ECL calculation is conducted on a monthly basis, whereas the case-by-case assessment of ECL in Stage 3 for our non-homogeneous portfolio has to be performed at least on a quarterly basis within our dedicated application.

Purchased or Originated Credit Impaired Financial Assets in Stage 3

A Financial Asset is considered purchased or originated credit-impaired if there is objective evidence of impairment at the time of initial recognition (i.e., rated in default by Credit Risk Management, CRM). Such defaulted Financial Assets are termed POCI Financial Assets. Typically the purchase price or fair value at origination embeds expectations of lifetime expected credit losses and therefore no separate credit loss allowance is recognized on initial recognition. Subsequently, POCI Financial Assets are measured to reflect lifetime expected credit losses, and all subsequent changes in lifetime expected credit losses, whether positive or negative, are recognized in the income statement as a component of the provision for credit losses. POCI Financial Assets can only be classified in Stage 3.

Write-Offs

The Group reduces the gross carrying amount of a Financial Asset when there is no reasonable expectation of recovery, which is materially unchanged compared to IAS 39. Write-offs can relate to a Financial Asset in its entirety, or to a portion of it, and constitute a derecognition event.

Interest Income Calculation

For Financial Assets in Stage 1 and Stage 2, the Group calculates interest income by applying the Effective Interest Rate (EIR) to the gross carrying amount (i.e., without deduction for ECLs). Interest income for financial assets in Stage 3 is calculated by applying the EIR to the amortized cost (i.e., the gross carrying amount less the credit loss allowance). For Financial Assets classified as POCI only, interest income is calculated by applying a credit-adjusted EIR (based on an initial expectation of further credit losses) to the amortized cost of these POCI assets. As a result of the amendments to International Accounting Standard 1: “Presentation of Financial Statements” (IAS 1) following IFRS 9, the Group will present interest revenue calculated using the EIR method separately in the income statement.

The EAD over the lifetime of a Financial Asset is modelled taking into account expected repayment profiles. We apply specific Credit Conversion Factors (CCFs) in order to calculate an EAD value. Conceptually, the EAD is defined as the expected amount of the credit exposure to a counterparty at the time of its default. In instances where a transaction involves an unused limit, a percentage share of this unused limit is added to the outstanding amount in order to appropriately reflect the expected outstanding amount in case of a counterparty default. This reflects the assumption that for commitments the utilization at the time of default might be higher than the utilization under IAS 39. When a transaction involves an additional contingent component (i.e., guarantees) a further percentage share is applied as part of the CCF model in order to estimate the amount of guarantees drawn in case of default. The calibrations of such parameters are based on statistical experience as well as internal historical data and consider counterparty and product type specifics.

Hedge Accounting

IFRS 9 incorporates new hedge accounting rules that intend to better align hedge accounting with risk management practices. Generally, some restrictions under IAS 39 rules have been removed and a greater variety of hedging instruments and hedged items become available for hedge accounting. IFRS 9 includes an accounting policy choice to defer the adoption of IFRS 9 hedge accounting and to continue with IAS 39 hedge accounting. The Group has decided to exercise this accounting policy choice and did not adopt IFRS 9 hedge accounting as of January 1, 2018. However, the Group will implement the revised hedge accounting disclosures that are required by the IFRS 9 related amendments to IFRS 7 “Financial Instruments: Disclosures”’.

Reconciliation

Key Ratios

Key Ratios	IAS 39 as of Dec 31, 2017	IFRS 9 as of Jan 1, 2018 [1]
CET 1 ratio fully loaded	14.0%	13.9%
Leverage Ratio fully loaded	3.8%	3.8%
Leverage Ratio phase-in	4.1%	4.1%

[1]Pro forma.

Impact on Regulatory Capital, RWA, and Leverage Exposure

Fully loaded

in € m.	Total shareholders’ equity per accounting balance sheet	Common Equity Tier 1 capital	Tier 1 Capital
Balance as of Dec 31, 2017	63,174	48,300	52,921
IFRS 9 changes from	(870)	(870)	(870)
Classification and Measurement	(193)	(193)	(193)
Impairments	(677)	(677)	(677)
Tax effects from	199	199	199
Classification and Measurement	65	65	65
Impairments	134	134	134
IFRS 9 impact net of tax	(671)	(671)	(671)
Changes to regulatory deductions
Negative amounts resulting from the calculation of expected loss amounts		278	278
Balance as of Jan 1, 2018[1]	62,503	47,907	52,528

[1]Pro forma.

in € bn	Risk Weighted Assets	Leverage Exposure
Balance as of Dec 31, 2017	344	1,395
Changes from	0	(0)
DTA RWA / Change of Total Assets	1	(1)
SA RWA/ Lower Deductions	(0)	0
Balance as of Jan 1, 2018[1]	345	1,395
Ratios as of Dec 31, 2017	14.00%	3.80%
Ratios as of Jan 1, 2018[1]	13.90%	3.80%
Change in bps	(13)	(3)

[1]Pro forma.

Transitional rules

in € m.	Total shareholders’ equity per accounting balance sheet	Common Equity Tier 1 capital	Tier 1 Capital
Balance as of Dec 31, 2017	63,174	50,808	57,631
IFRS 9 changes from	(870)	(870)	(870)
Classification and Measurement	(193)	(193)	(193)
Impairments	(677)	(677)	(677)
Tax effects from	199	199	199
Classification and Measurement	65	65	65
Impairments	134	134	134
IFRS 9 impact net of tax	(671)	(671)	(671)
Changes to regulatory deductions
Negative amounts resulting from the calculation of expected loss amounts		223	278
Balance as of Jan 1, 2018[1]	62,503	50,359 [2]	57,238

[1]Pro forma.

[2] Pro forma view considering 80 % phase-in according to CRR transitional rules.

in € bn	Risk Weighted Assets	Leverage Exposure
Balance as of Dec 31, 2017	343	1,396
Changes from	0	0
DTA RWA / Change of Total Assets	1	0
SA RWA/ Lower Deductions	(0)	0
Balance as of Jan 1, 2018[1]	344	1,396
Ratios as of Dec 31, 2017	14.80%	4.10%
Ratios as of Jan 1, 2018[1]	14.60%	4.10%
Change in bps	(15)	(3)

[1]Pro forma.

Classification and Measurement

The following table provides an overview of the impact of the changes to total assets under classification and measurement, excluding allowances for On- and Off-Balance Sheet positions, affected by IFRS 9.

in € m.	IAS 39 carrying amount Dec 31, 2017 (i)	Reclassifications (ii)	Remeasurements (iii)	IFRS 9 carrying amount Jan 1, 2018 (iv=i+ii+iii)
Fair Value through Profit or Loss
From Available for Sale (IAS 39)	-	2,535	(3)	-
From Amortized Cost (IAS 39)	-	41,914	(3)	-
To Amortised Cost (IFRS 9)	-	(5,900)	-	-
To Fair Value through Other Comprehensive Income (IFRS 9)	-	(6,508)	-	-
Total Fair Value through Profit or Loss	636,970	32,041	(6)	669,004
Fair Value through Other Comprehensive Income
From Available for Sale (IAS 39)	-	41,219	(104)	-
From Amortized Cost (IAS 39)	-	9,943	64	-
From Fair Value through Profit or Loss (IAS 39)	-	6,508	-	-
To Amortised Cost (IFRS 9)	-	-	-	-
To Fair Value through Profit or Loss (IFRS 9)	-	-	-	-
Total Fair Value through Other Comprehensive Income	-	57,671	(40)	57,631
Amortised Cost
From Amortized Cost (IAS 39)	-	-	-	-
From Available for Sale (IAS 39)	-	5,642	24	-
From Fair Value through Profit or Loss (IAS 39)	-	5,900	(184)	-
To Fair Value through Other Comprehensive Income (IFRS 9)	-	(6,773)	-	-
To Fair Value through Profit or Loss (IFRS 9)	-	(41,914)	-	-
Total Amortised Cost	780,721	(37,145)	(159)	743,417
Tax Assets	8,396	-	230	8,626
Available for Sale (IAS 39)	49,397	(49,397)	-	-
Held to Maturity (IAS 39)	3,170	(3,170)	-	-
Total Financial Asset balances affected by IFRS 9, Reclassifications and Remeasurements	1,478,654	0	24	1,478,678

Impairment

The following table provides an overview of the impact of the changes to allowances for On- and Off-Balance Sheet positions affected by IFRS 9.

in € m.	IAS 39 Allowance for On-and Off- Balance Sheet positions as at Dec 31, 2017 (i)	Changes due to reclassifications (ii)	Changes due to the introduction of the IFRS 9 ECL model (iii)	IFRS 9 Allowance for On-and Off- Balance Sheet Positions as at Jan 1, 2018 (iv=i+ii+iii)
Fair Value through profit or loss
From available for sale (IAS 39)	-	-	-	-
From amortized cost (IAS 39)	-	-	-	-
To amortized cost (IFRS 9)	-	-	-	-
To fair value through other comprehensive income (IFRS 9)	-	-	-	-
Total Fair Value through Profit or Loss	-	-	-	-
Fair Value through other comprehensive income
From available for sale (IAS 39)	-	-	12	12
From amortized cost (IAS 39)	-	-	0	0
From fair value through profit or loss (IAS 39)	-	-	-	-
To amortized cost (IFRS 9)	-	-	-	-
To fair value through profit or loss (IFRS 9)	-	-	-	-
Total Fair Value through Other Comprehensive Income	-	-	12	12
Amortised cost
From amortized cost (IAS 39)	3,856	-	737	4,594
From available for sale (IAS 39)	-	-	-	-
From fair value through profit or loss (IAS 39)	-	-	9	9
To fair value through other comprehensive income (IFRS 9)	10	(10)	-	-
To fair value through profit or loss (IFRS 9)	55	(55)	-	-
Total Amortised Cost	3,921	(65)	746	4,603
Total On Balance Sheet Positions affected by IFRS 9 ECL Model	3,921	(65)	758	4,615
Off Balance Sheet	285	-	(6)	280
Total On- and Off Balance Sheet Positions affected by IFRS 9 ECL Model	4,207	(65)	753	4,894